Exhibit 99.1

American Credit Acceptance, LLC 961 East Main Street Spartanburg, South Carolina 29302	Deloitte & Touche LLP Harborside Plaza 10, Suite 400 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of American Credit Acceptance Receivables Trust 2022-2. American Credit Acceptance, LLC (“ACA” or the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Receivable File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information related to the Statistical Receivable File. Additionally, BMO Capital Markets Corp. (the “Other Specified Party” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 18, 2022, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business March 13, 2022, with respect to 13,764 automobile receivables (the “Statistical Receivable File”).

At the Company’s instruction, we randomly selected 125 automobile receivables from the Statistical Receivable File (the “Sample Receivables”) and performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Statistical Receivable File and indicated below.

Characteristics

1. Vehicle identification number (“VIN”) 2. Contract date 3. Original amount financed 4. Original term to maturity 5. Annual percentage rate (“APR”)	6. Original monthly P&I payment 7. Model type (new/used) 8. State (customer) 9. FICO score 10. Custom score

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We compared Characteristic 1. to the corresponding information set forth on or derived from (i) the Installment Sales Contract (the “Contract”) or the Title Certificate, Title Application, Lien Entry Form, Vehicle Taxpayer Services Division Multi-Purpose Application or other related correspondence (collectively, the “Title Certificate”) and (ii) the Company’s originating system (the “Originating System”).

We compared Characteristics 2. through 5. to the corresponding information set forth on or derived from the Contract and to the Company’s servicing system (the “Servicing System”).

We compared Characteristics 6. and 7. to the corresponding information set forth on or derived from the Contract and Originating System.

We compared Characteristic 8. to the corresponding information set forth on the Servicing System.

We compared Characteristics 9. and 10. to the corresponding information set forth on the Originating System.

At the instruction of the Company, for purposes of our procedures:

•	with respect to Characteristic 2., differences of thirty days or less are deemed to be in agreement;

•
with respect to Characteristic 4., differences of one month or less are deemed to be in agreement.  Further, for those Sample Receivables that indicated an extension to the original term to maturity on the Servicing System, we compared the original term to maturity (as set forth on the Statistical Receivable File) to the related “un-extended” original term to maturity.  Such “un-extended” original term to maturity was derived by subtracting the number of months such contract’s original term to maturity was extended (as set forth on the Servicing System) from the original term to maturity (as set forth on the Servicing System);

•
with respect to Characteristic 7., for those Sample Receivables that (i) did not indicate a model type on the Contract or the Contract did not agree to the Statistical Receivable File, we were instructed by the Company to ascertain the model type based on the odometer reading stated on the Contract or, if the odometer reading was not identified on the Contract, from the Title Certificate, “Odometer Disclosure Statement” or “Purchase Agreement” or (ii) did not indicate a model type on the Originating System, we were instructed by the Company to ascertain the model type based on the odometer reading stated on the Originating System.  We were further instructed that if an odometer reading noted on either the Contract, Title Certificate, Odometer Disclosure Statement, Purchase Agreement or Originating System, as applicable, was (i) greater than or equal to 100 miles, the model type would be noted as “Used” or (ii) less than 100 miles, the model type would be noted as “New;”

•
with respect to Characteristic 9., a FICO score indicated on the Statistical Receivable File as “0” or “NULL” was deemed to be in agreement with a FICO score of “blank,” “0,” “9001,” “9002,” “9003” or “UNK” as set forth on the Originating System; and

•
with respect to Characteristic 10., for those Sample Receivables that indicated  (i) “KMX” (as set forth in the LOB field of the Statistical Receivable File) and a booking date prior to January 19, 2020 (as set forth on the Statistical Receivable File), we compared the custom score (as set forth on the Statistical Receivable File) to the “Mountain Score” (as set forth on the Originating System), (ii) “KMX” (as set forth in the LOB field of the Statistical Receivable File) and a booking date on or after January 19, 2020 and before October 29, 2020 (as set forth on the Statistical Receivable File), we compared the custom score (as set forth on the Statistical Receivable File) to the “Mountain Score 2.0” (as set forth on the Originating System), (iii) “KMX” (as set forth in the LOB field of the Statistical Receivable File), was not indicated as “Franchise3”, “MCY2”, or “Mountain3” (as set forth in the Model Name 1 field of the Statistical Receivable File) and a booking date on or after October 29, 2020 (as set forth on the Statistical Receivable File), we compared the custom score (as set forth on the Statistical Receivable File) to the “Mountain Score 2.1” (as set forth on the Originating System), (iv) “ACA,” “AFN,” “AFL,” “AN,” “SPS,” “SPG,” “SPM” or “CRI” (as set forth in the LOB field of the Statistical Receivable File) and a booking date prior to January 2, 2019 (as set forth on the Statistical Receivable File), we compared the custom score (as set forth on the Statistical Receivable File) to the “Panda Score,” (v) “ACA,” “AFN,” “AFL,” “AN,” “SPS,” “SPG,” “SPM,” “FRN” or “CRI” (as set forth in the LOB field of the Statistical Receivable File), a booking date on or after January 2, 2019 (as set forth on the Statistical Receivable File) and was not indicated as “Franchise3”, “MCY2”, or “Mountain3”  (as set forth in the Model Name 1 field of the Statistical Receivable File), we compared the custom score (as set forth on the Statistical Receivable File) to the “Panda 2.0 Score” (as set forth on the Originating System) or (vi) “Franchise3”, “MCY2”, or “Mountain3” (as set forth in the Model Name 1 field of the Statistical Receivable File), we compared the custom score (as set forth on the Statistical Receivable File) to the “NewModelScore” (as set forth on the Originating System).

In addition to the procedures described above, for each of the Sample Receivables, we looked for the existence of or observed the following:

•	a Title Certificate (as defined above);

•	the security interest of ACA or “Auto Finance” is indicated on a Title Certificate;

•	a Credit Application or an Application for Financing (collectively, the “Application”);

•	Credit Report for the borrower and co-borrower (if applicable);

•	Truth-in-Lending Disclosure Statement; and

•
a Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary, Personal Automobile Insurance Policy, Auto Insurance Confirmation, Insurance Policy Retrieval & Online Engine or agreement to provide insurance statement is indicated on a Contract (collectively, the “Agreement to Provide Insurance”) for Sample Receivables with an original amount financed (as set forth on the Contract) greater than or equal to $5,000.00.

The automobile receivable documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents.  In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Receivable File were found to be in agreement with the above-mentioned Receivable Documents, except as indicated in Appendix A. Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Receivable File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Receivable File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

April 7, 2022

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 7, 2022.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One instance in which we were not provided with a Title Certificate.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 7, 2022 (Redacted).

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Receivable Number	Item not verified

1	[REDACTED]	Existence of a Title Certificate and Security interest of ACA or Auto Finance

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.